SUMMARY PROSPECTUS ï OCTOBER 30, 2009 Van Kampen Emerging Markets Fund

Class / Ticker  A MSRAX  B MSRBX  C MSRCX  I MSRIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/emergingmarkets. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated October 30, 2009, the Fund’s audited financial statements for the fiscal year ended June 30, 2009, including the notes thereto, and the report of Deloitte & Touche LLP, included in the Fund’s annual report dated June 30, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective
The Fund’s investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Van Kampen funds. More information about these and other discounts is available from your financial professional and in the “Purchase of Shares” section beginning on page 15 of the Fund’s prospectus.

	Class A	Class B	Class C	Class I
	Shares	Shares	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	5.00%[1]	1.00%[2]	None

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None	None	None	None

Redemption Fee (as a percentage of amount redeemed)[3]	2.00%	2.00%	2.00%	2.00%

Exchange Fee (as a percentage of amount exchanged)[3]	2.00%	2.00%	2.00%	2.00%

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr	$12/yr	$12/yr	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.25%	1.25%	1.25%	1.25%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses	0.72%	0.72%	0.72%	0.60%

Total annual fund operating expenses	2.22%	2.97%	2.97%	1.85%

1	The maximum deferred sales charge is 5.00% in the first year after purchase, 4.00% in the second year, 3.00% in the third year; 2.50% in the fourth year, 1.50% during the fifth year after purchase and zero thereafter. See “Purchase of Shares — Class B Shares” in the Fund’s prospectus.
2	The maximum deferred sales charge is 1.00% in the first year after purchase and zero thereafter. See “Purchase of Shares — Class C Shares” in the Fund’s prospectus.
3	The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See “Redemption of Shares” in the Fund’s prospectus for more information on when the fees apply.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$787	$1,229	$1,696	$2,982

Class B Shares	$800	$1,218	$1,712	$3,114

Class C Shares	$400	$918	$1,562	$3,290

Class I Shares	$188	$582	$1,001	$2,169

You would pay the following expenses if you did not redeem your shares:

Class A Shares	$787	$1,229	$1,696	$2,982

Class B Shares	$300	$918	$1,562	$3,114

Class C Shares	$300	$918	$1,562	$3,290

Class I Shares	$188	$582	$1,001	$2,169

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund’s portfolio management team seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of emerging country issuers. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund’s portfolio management team seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The Fund’s portfolio management team combines top-down country criteria to allocate the Fund’s assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes.

The Fund may invest up to 35% of its total assets in debt securities, including up to 10% of its total assets in lower-grade debt securities (commonly referred to as “junk bonds”), which involve special risks. The Fund may invest up to 10% of its total assets in foreign real estate companies. The Fund may purchase and sell certain instruments known as “derivatives,” such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps (collectively, also referred to in the Fund’s prospectus as Strategic Transactions) for various portfolio management purposes and to mitigate risks. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Foreign markets may, but often do not, move in tandem with U.S. markets, and may be more volatile than U.S. markets. In addition, securities of emerging country issuers may underperform relative to other sectors of the market.

•	Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

•	Emerging country issuers risks. The risks of investing in developing or emerging countries are greater than the risks generally associated with foreign investments, including investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, an economy’s dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions, and greater delays and disruptions in settlement transactions.

•	Risks of investing in foreign real estate companies. Foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Investments in foreign real estate companies may involve duplication of management fees and certain other expenses.

•	Risks of derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the ten calendar years prior to the date of the Fund’s prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. The actual annual returns of Class B Shares, Class C Shares and Class I Shares would have similar variability from year to year as shown for the Fund’s Class A Shares; however, the actual annual returns of such classes of shares will differ from that shown for Class A Shares. Remember that past performance of the Fund is not indicative of its future performance.

Annual Return

The Fund’s return for the nine-month period ended September 30, 2009 for Class A Shares was 57.38%. Updated performance information for the Fund is available on our web site at www.vankampen.com. As a result of market activity, current performance may vary from the figures shown.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 50.70% (for the quarter ended December 31, 1999) and the lowest quarterly return for Class A Shares was –30.34% (for the quarter ended December 31, 2008).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. The MSCI EM Index is a free float-adjusted market capitalization weighted index which is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EM Index currently consists of 22 emerging market country indices. The performance of the MSCI EM Index is listed in U.S. dollars and assumes reinvestment of net dividends. For the period from the Fund’s inception through December 31, 2000, the MSCI EM Index’s returns reflect those of the MSCI EM “Gross” Index, which assumes dividends gross of withholding taxes but net of domestic tax credits. For the period beginning January 1, 2001, the MSCI EM Index’s returns reflect those of the MSCI EM “Net” Index, which reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EM Index. The Fund’s performance figures include the maximum sales charges paid by investors. The index’s performance figures do not include any commissions, sales charges or taxes that would be paid by investors directly purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before-tax returns for each class of shares, the table shows after-tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after-tax returns for the Fund’s Class B Shares, Class C Shares and Class I Shares will vary from the Class A Shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Generally, after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2008 (the most recently completed calendar year prior to the date of the Fund’s prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance. The “Past 10 Years” performance information shown below for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. The “Since Inception” performance information shown below for Class I Shares and the corresponding performance information for the MSCI EM Index is provided since April 6, 2006.

			Past
Average Annual Total Returns			10 Years
for the Periods Ended	Past	Past	or Since
December 31, 2008	1 Year	5 Years	Inception

Class A Shares

Return Before Taxes	–59.35%	5.18%	8.13%

Return After Taxes on Distributions	–60.97%	3.25%	7.14%

Return After Taxes on Distributions and Sale of Fund Shares	–36.48%	5.31%	7.67%

MSCI EM Index	–53.33%	7.66%	9.05%

Class B Shares

Return Before Taxes	–58.74%	5.46%	8.14%

MSCI EM Index	–53.33%	7.66%	9.05%

Class C Shares

Return Before Taxes	–57.55%	5.62%	7.99%

MSCI EM Index	–53.33%	7.66%	9.05%

Class I Shares

Return Before Taxes	–56.84%	N/A	–12.05%

MSCI EM Index	–53.33%	N/A	–10.46%

N/A — Not Applicable

Investment Advisory Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited are the Fund’s investment subadvisers (the “Subadvisers”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

	Title with	Date Began
Name	Adviser or Subadviser	Managing Fund

Ruchir Sharma	Managing Director	2002

Paul Psaila	Managing Director	1994

Eric Carlson	Managing Director	1997

James Cheng	Managing Director	2006

William Scott Piper	Executive Director	2002

Ana Cristina Piedrahita	Executive Director	2002

Purchase and Sale of Fund Shares
The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each such class of shares and all account types. Class I Shares, which are generally available for purchase only by eligible institutions, retirement accounts and fee-based investment programs, have no minimum initial or subsequent investment requirements, provided the other eligibility requirements for purchase are met. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, holders of Class A Shares, Class B Shares and Class C Shares may redeem some or all of their shares without charge by the Fund (other than any applicable deferred sales charge) on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Holders of Class I Shares must contact their plan administrator, program administrator or authorized dealer to redeem shares. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2009 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: MSEMSUM 10/09